EXHIBIT 99.2
PROJECT SUMMARY

o Form a new company which combines Duke Energy Corporation's Midstream Gas Business (Field Services) and Phillips Petroleum Corporation's Midstream Gas Business (GPM)

o The new company will secure debt financing and distribute $1.2 B to each of Duke and Phillips

o An IPO will be undertaken, assuming favorable market conditions, to pay down debt




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OVERVIEW OF PROPOSED STRUCTURE

RELATIVE ECONOMICS:

         DUKE:      61.1%
         PHILLIPS:  38.9%


         [CHART SHOWING MOVEMENT OF STOCK AND PROCEEDS OF DEBT OFFERING
                               AMONG THE PARTIES]

KEY STRATEGIC DRIVERS

o GPM assets are complementary with DEFS Mid-Continent and West Texas / New Mexico assets

o GPM percent of proceeds (POP) contracts help balance DEFS short gas position

o Provides near-term critical mass for attractive IPO with new corporation recognized as clear leader in industry

DUKE ENERGY FIELD SERVICES

            [MAP SHOWING DEFS PIPELINES, PLANTS AND OPERATING AREAS]

DEFS AND GPM

    [MAP SHOWING COMBINED DEFS AND GPM PIPELINES, PLANTS AND OPERATING AREAS]

1998 TOP NGL PRODUCERS


                 COMPANY                                   MBbls/d

                 DEFS                                          208
                 GPM                                           169
                 Dynegy Liquids                                123
                 Shell/Tejas NGL                               111
                 Amoco                                         108
                 Conoco                                        102
                 PG&E Texas                                     95
                 Texaco                                         80
                 Williams Midstream                             74
                 Arco/Vastar                                    68
                 Exxon                                          65

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COMPARATIVE STATISTICS

                                                GPM         DEFS        COMBINED
                                             ------      --------       --------
EBITDA ($MM) (3rd Qtr)                          $84          $99            $183
Gathering Vols (Bcf/d)                          1.8          1.5             3.3
Processing Vols (Bcf/d)                         1.3          3.6             4.9
NGL Production (MBbls/d) (1)                    170          225             395
Gas Plants (2)                              16 (15)      64 (52)         80 (67)
Frac Capacity (MBbls/d)                           0          178             178
Pipeline Miles                               29,000       28,000          57,000
No. of Employees                              1,100        1,600           2,700

(1)      As of September, 1999
(2)      # of facilities operated in parenthesis

ENERGY COMMODITIES

DEFS

         Long NGL's                        103,314 Bbls/day
         Short Gas                         151,589 MMBtus/day

GPM

         Long NGL's                         56,009 Bbls/day
         Long Gas                          133,642 MMBtus/day

COMBINED

         Long NGL's                        159,323 Bbls/day
         Short Gas                          17,947 MMBtus/day




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COMMODITY PRICE SENSITIVITY

DEFS

         1(cent)/gal change                +/- $ 15.0 MM
         10(cent)/MMBtu change             +/- $ <5.0>MM

GPM

         1(cent)/gal change                +/- $  8.6 MM
         10(cent)/MMBtu change             +/- $  4.9 MM

COMBINED

         1(cent)/gal change                +/- $ 23.6 MM
         10(cent)/MMBtu change             +/- $ <0.1>MM

IMPLEMENTATION

o    FTC
      - File after holidays

o    Financial
     - $2.4B debt

o    Social Issues
     - Officers and employees to be determined
     - Headquarters will be Denver, Colorado

o    Governance
     - Pre IPO Board of Directors
       o 3 Duke and 2 Phillips nominees
     - Post IPO Board of Directors
       o 5 Duke and 2 outside Duke nominees
       o 3 Phillips and 1 outside Phillips nominee
     - Supermajority items

NATURAL GAS CONSUMPTION FORECAST

CURRENT US MARKET PROFILE

Industrial        39%
Residential       23%
Commercial        15%
Elect. Gen.       14%

According to PIRA, electric generation is expected to provide 75% of this growth.


[GRAPH SHOWING PLOT POINTS AS FOLLOWS:]

         YEAR              TCF/YEAR
         ----              --------
         1999                  22
         2005                  25
         2010                  28
         2015                  30
         2020                  32



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OVERALL STRATEGY

o    View of the industry
     - Gas consumption will increase
     - Producers will rise to the occasion
     - Consolidations will continue to occur

o    Our strategy
     - Expand in growth areas
     - Optimize existing assets
     - Participate in consolidation



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TRANSACTION KEY ATTRIBUTES

o Merged companies are in the same business, have the same core competencies, and possess the same focus

o Combines a large operationally focused company with the fastest growing company in the industry

o        Creates a clear market leader

o        Results in a self-funding business entity with significant resources

o        IPO is attractive
         - Trendsetting
         - Significant size

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MEETING OUR CORPORATE OBJECTIVES

o        Creates the major, top-tier player in the growing NGL industry

o        Moves Duke Energy's 2000 EPS growth to the top of our target range -
         $4.00

o        Allows for more efficient use of capital
         - Acquisitions and expansions self-funded at DEFS
         - Reduces requirements for new Duke Energy equity

o IPO offers investors a pure play for valuation of the gathering and processing business

o Demonstrates validity of strategy to create shareholder value out of the consolidation of the midstream business